Exhibit 10.1

Execution Version

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT dated as of March 21, 2018 (this “Second Amendment”) to the Second Amended and Restated Credit Agreement dated as of June 30, 2016 (as amended by the First Amendment, dated as of January 24, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Second Amendment Effective Date (as defined below) (the “Credit Agreement” and as amended by this Second Amendment, the “Amended Credit Agreement”), among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

A.                                    Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

B.                                    The Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank, among others, are parties to the Credit Agreement.  Goldman Sachs Bank USA is acting as the sole bookrunner and sole lead arranger in connection with this Second Amendment (in such capacities, the “Repricing Arranger”).

C.                                    The Borrower has requested pursuant to Section 9.08(b) of the Credit Agreement that the Required Lenders consent to (i) reduce the Applicable Margin for the Term Loans on the terms and subject to the conditions set forth in in this Second Amendment and in the Credit Agreement and (ii) make certain other changes to the Loan Documents as more fully set forth herein.

D.                                    Each Term Lender under the Credit Agreement (collectively, the “Existing Term Lenders”) that fails to execute and deliver a signature page to this Second Amendment by 5:00 p.m. (New York City time), on March 15, 2018 (the “Consent Deadline”) (each, a “Non-Consenting Lender”) shall, in accordance with Section 9.08(c) of the Credit Agreement, assign and delegate (in accordance with Section 9.04 of the Credit Agreement), without recourse, all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term Loans to an assignee that shall assume such obligations in accordance with Sections 9.04 and 9.08(c) of the Credit Agreement, as further set forth in this Second Amendment.

E.                                     Each Lender that executes and delivers a signature page to this Amendment on or prior to the Second Amendment Effective Date (as defined below) (the “Consenting Lenders”) will be deemed to have irrevocably agreed to the terms of this Second Amendment and the Amended Credit Agreement, subject to the conditions to effectiveness set forth herein.

F.                                      By executing and delivering a signature page to this Second Amendment, the Administrative Agent and the Required Lenders will be deemed upon the Second Amendment Effective Date to have irrevocably agreed to the terms of this Second Amendment and the Amended Credit Agreement.

G.                                    The amendments to the Credit Agreement set forth below are subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to Credit Agreement.

(i) Section 1.01 of the Credit Agreement is hereby amended or, as the case may be, amended and restated by:

(A)  adding thereto the following new defined terms in proper alphabetical order:

“Second Amendment” shall mean the Second Amendment Agreement, dated as of March 21, 2018, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Second Amendment Effective Date” shall have the meaning assigned to such term in the Second Amendment.

(B)  amending and restating the following defined terms therein in their entirety as follows:

“Applicable Margin” shall mean, for any day, a rate per annum equal to (a) (i) with respect to ABR Term Loans, 0.75% and (ii) with respect to Eurodollar Term Loans, 1.75% and (b)(i) with respect to ABR Revolving Loans, 1.25% and (ii) with respect to Eurodollar Revolving Loans, 2.25%.

(C)  amending and restating the following defined terms therein in their entirety as follows:

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves; provided that at no time shall the Adjusted LIBO Rate be less than zero for purposes of this Agreement.

(D)  amending and restating the following defined terms therein in their entirety as follows:

“Alternate Base Rate” shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00% and (c) the Adjusted LIBO Rate for an interest period of one month beginning on such day (determined as if the relevant ABR Borrowing were a Eurodollar Borrowing) plus 1.00%; provided that at no time shall the Alternate Base Rate determined pursuant to clause (c) above be less than 1.00% for purposes of this Agreement.

(ii)                                  Section 2.12(d) of the Credit Agreement is hereby amended by replacing the words “the First Amendment Effective Date” in each instance where such words appear therein with the words “the Second Amendment Effective Date”.

(iii) Section 2.24(e) of the Credit Agreement is hereby amended and restated as follows:

“The terms and provisions of the New Term Loans and New Term Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Term Loans as of the Increased Amount Date; provided, however, that (i) the New Term Maturity Date for any Series shall be determined by the Borrower and the applicable New Term Lenders and shall be set forth in the applicable Joinder Agreement; provided that (x) the Weighted Average Life to Maturity of all New Term Loans of any Series shall be no shorter than the Weighted Average Life to Maturity of the Class of Term Loans having the Latest Maturity Date of all Classes of Term Loans and (y) the applicable New Term Maturity Date of each Series shall be no shorter than the Latest Maturity Date of all Classes of Term Loans and (ii) the rate of interest applicable to the New Term Loans of each Series shall be determined by the Borrower and the applicable New Term Lenders and shall be set forth in the applicable Joinder Agreement; provided that, the all-in yield (including interest rate margins, any interest rate floors, original issue discount and upfront fees (based on a four-year average life to maturity or the remaining life to maturity), but excluding customary arrangement, commitment, structuring, amendment, underwriting and/or similar fees paid or payable to any arranger or any arranger’s Affiliates with respect to such New Term Loans of any Series) applicable to any New Term Loans of any Series shall not be more than 0.50% per annum higher than the corresponding all-in yield (determined on the same basis) applicable to the then outstanding Term Loans, unless the interest rate margin (and the interest rate floor, if applicable) with respect to the then outstanding Term Loans is increased by an amount equal to the difference between the all-in yield with respect to the New Term Loans of such Series and the all-in yield on the then outstanding Term Loans minus 0.50% per annum.  As of the Increased Amount Date, the terms and provisions of the New Revolving Loans and New Revolving Commitments shall be such that they shall be identical to the extent applicable to those of the Tranche B Revolving Loans and the Tranche B Revolving Commitments as in effect on the Increased Amount Date with respect to such New Revolving Loans and New Revolving Commitments.”

(iv) Section 9.08(b)(i) of the Credit Agreement is hereby amended and restated as follows:

“decrease or forgive the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement (including waive, rescind or reduce the most favored nation provision under Section 2.24(e)), without the prior written consent of each Lender directly affected thereby”

(v) As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Credit Agreement as amended by this Second Amendment.

SECTION 2.  Non-Consenting Lenders. The Borrower has given notice to each Non-Consenting Lender that, upon receipt of consents to this Second Amendment from the existing Lenders constituting the Required Lenders, such Non-Consenting Lender shall, pursuant to Section 9.08(c) of the Credit Agreement, execute or be deemed to have executed a counterpart of an Assignment and Assumption and shall in accordance therewith sell its existing Terms Loans as specified in the applicable Assignment and Assumption or any other similar document.  Pursuant to the applicable Assignment and Assumption or other similar document, each Non-Consenting Lender has sold and assigned the principal amount of its existing Term Loans to Goldman Sachs Bank USA, as assignee (in such capacity the “Replacement Lender”) under such document, solely upon the consent and acceptance by the Replacement Lender.  The Replacement Lender has executed and delivered a signature page to this Second Amendment on or prior to the Second Amendment Effective Date as a Consenting Lender.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Second Amendment, the Borrower and each Subsidiary Guarantor represents and warrants to each of the Lenders, the Swingline Lender, each Issuing Bank, the Administrative Agent and the Collateral Agent that, as of the Second Amendment Effective Date:  The Borrower and each Subsidiary Guarantor has all requisite power and authority, and the legal right, to enter into this Second Amendment and the Amended Credit Agreement, and to carry out the transactions contemplated by, and perform its obligations under, this Second Amendment, the Amended Credit Agreement and the other Loan Documents.

(b)  Each of this Second Amendment and the Amended Credit Agreement (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this Second Amendment only, each Subsidiary Guarantor, (ii) constitutes the Borrower’s and, with respect to this Second Amendment only, each Subsidiary Guarantor’s  legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Second Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to the transactions contemplated by this Second Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)  No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Second Amendment or the Amended Credit Agreement, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit

Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)  The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

SECTION 4.  Conditions to Effectiveness of this Second Amendment.

(a)  This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(i) The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower, the Required Lenders, all Term Lenders (after giving effect to the replacement of any Non-Consenting Lenders by the Replacement Lender) and all Subsidiary Guarantors;

(ii) Each of (A) the representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the Second Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (B) the conditions in Sections 4.01(b), 4.01(c) and 4.01(d) of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(iii) The Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4(a)(ii)(A) above and Section 4.01(c) of the Amended Credit Agreement;

(iv) The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Second Amendment Effective Date and certifying (A) that the by-laws or other similar governing documents, as applicable, of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Second Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended or changed since the Closing Date other than those changes attached to such certificate and (D) that there has been no change as to the incumbency and specimen signature of each officer executing the Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party since the Closing Date other than any such changed incumbency and specimen signatures attached to such certificate; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(v) The Administrative Agent shall have received all interest accrued but unpaid on all existing Loans through the Second Amendment Effective Date;

(vi) The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent at least three Business Days prior to the Second Amendment Effective Date; and

(vii) The Repricing Arranger and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions.

SECTION 5.  Effect of Amended Credit Agreement.

(a)  Except as expressly set forth herein or in the Amended Credit Agreement, this Second Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  On the Second Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1(a) above.  The parties hereto acknowledge and agree that (i) this Second Amendment, the Amended Credit Agreement, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Subsidiary Guarantors under the Credit Agreement as in effect prior to the Second Amendment Effective Date (collectively, the “Obligations”) and (ii) such Obligations are in all respects continuing (as amended by this Second Amendment) with only the terms thereof being modified to the extent provided in this Second Amendment.  Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into the Second Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Second Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other

Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to the Second Amendment or any of the transactions contemplated thereby.  Upon the satisfaction of the conditions precedent set forth in Section 4 of this Second Amendment, the provisions of this Second Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent and the Lenders.

(c)  This Second Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement, and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement.

(d)  The Borrower and each Subsidiary Guarantor hereby confirms that (i) the Interest Periods in effect for each Borrowing immediately prior to the Second Amendment Effective Date shall continue and apply to such Borrowing after giving effect to the transactions contemplated by this Second Amendment and (ii) Term Loans bearing interest at a rate determined by reference to the Adjusted LIBO Rate immediately prior to the Second Amendment Effective Date shall continue to bear interest at a rate determined by reference to the Adjusted LIBO Rate after giving effect to the transactions contemplated by this Second Amendment.

SECTION 6.  Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4.  Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

SECTION 7.  Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers.  THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.  The Borrower and the Lenders party hereto agree that the Repricing Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement.  Except as otherwise agreed to in writing by the Borrower, on the one hand, and the Repricing Arranger, on the other hand, the Repricing Arranger shall have no duties, responsibilities or liabilities with respect to this Second Amendment, the Amended Credit Agreement or any other Loan Document.

SECTION 8.  Headings;  Headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.

By:	/s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Senior Vice President & Treasurer

[Signature Page to Second Amendment]

GUARANTORS:

ACE ENERGY, INC.
ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
BAYOU COVE PEAKING POWER, LLC
BIDURENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CARBON MANAGEMENT SOLUTIONS LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
COTTONWOOD ENERGY COMPANY LP
COTTONWOOD TECHNOLOGY PARTNERS LP
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II, LLC
ENERGY CHOICE SOLUTIONS LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC
FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
GREGORY POWER PARTNERS LLC
HUNTLEY POWER LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC

[Signature Page to Second Amendment]

INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
LOUISIANA GENERATING LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC
MONTVILLE POWER LLC
NEO CORPORATION
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG ADVISORY SERVICES LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BAYOU COVE LLC
NRG BUSINESS SERVICES LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTED HOME LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG ECOKAP HOLDINGS LLC
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY EFFICIENCY-L LLC
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG ENERGY SERVICES INTERNATIONAL INC.
NRG GENERATION HOLDINGS INC.
NRG GREENCO LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC

[Signature Page to Second Amendment]

NRG HOMER CITY SERVICES LLC
NRG HQ DG LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.
NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG PORTABLE POWER LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC

[Signature Page to Second Amendment]

RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

[Signature Page to Second Amendment]

ENERGY ALTERNATIVES WHOLESALE, LLC
NRG OPERATING SERVICES, INC.
NRG SOUTH CENTRAL OPERATIONS INC.

By:	/s/ Krisshna Koomar
Name: Krisshna Koomar
Title: Vice President

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

ENERGY PROTECTION INSURANCE COMPANY

By:	/s/ Kevin P. Malcarney
Name: Kevin P. Malcarney
Title: Secretary

NRG ILION LIMITED PARTNERSHIP
By: NRG Rockford Acquisition LLC, its General Partner

By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

NRG SOUTH TEXAS LP
By: Texas Genco GP, LLC, its General Partner

By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

TEXAS GENCO SERVICES, LP
By: New Genco GP, LLC, its General Partner

By:	/s/ Gaëtan Frotté
Name: Gaëtan Frotté
Title: Treasurer

[Signature Page to Second Amendment]

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Vice President

CITICORP NORTH AMERICA, INC., as Collateral Agent and Swingline Lender

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Vice President

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA, as Replacement Lender

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO

SECOND AMENDMENT

REVOLVING LENDERS SIGNATURE PAGE

[Executed Revolving Lender signature pages on file with Administrative Agent]

[Signature Page to Second Amendment]

SIGNATURE PAGE TO

SECOND AMENDMENT

TERM LENDERS SIGNATURE PAGE

[Executed Term Lender signature pages on file with Administrative Agent]

[Signature Page to Second Amendment]